LOGO: HARRIS INSIGHT FUNDS(TM)

                   HARRIS INSIGHT CONVERTIBLE SECURITIES FUND

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                              INSTITUTIONAL SHARES

                       Supplement dated November 13, 2002
                      to the Prospectuses dated May 1, 2002

The Board of Trustees of the Harris Insight Funds has approved the following changes to the Harris Insight Convertible Securities Fund, effective January 2, 2003:

     o CHANGE OF INVESTMENT OBJECTIVE AND STRATEGY. The investment objective of the Fund will be changed to seeking to provide a high level of total return through a combination of income and capital appreciation. It will pursue that objective by investing all of its assets in shares of Harris Insight High Yield Bond Fund, which has the same investment objective. That fund pursues its objective by investing primarily in domestic and foreign bonds with lower-than-investment grade ratings, commonly known as "junk bonds";

     o LIQUIDATION OF PORTFOLIO SECURITIES. The Harris Insight Convertible Securities Fund will liquidate its portfolio of securities during December in order to be able to invest in Harris Insight High Yield Bond Fund; and

     o NAME CHANGE. The name of the Harris Insight Convertible Securities Fund will be changed to the Harris Insight High Yield Select Bond Fund.